Exhibit 10.2

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of March 1, 2022, among VERANO HOLDINGS CORP., a British Columbia corporation (the “Parent”), the other Credit Parties (as defined in the hereinafter-defined Credit Agreement), the Lenders (as defined in the Credit Agreement) party hereto, CHICAGO ATLANTIC ADMIN, LLC, a Delaware limited liability company (as assignee of Chicago Atlantic Advisers, LLC, a Delaware limited liability company; hereafter, “Chicago Atlantic”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and Chicago Atlantic, as collateral agent for the Secured Parties (as defined in the Credit Agreement) (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”, and together with the Administrative Agent, collectively, the “Agents” and each, an “Agent”), the Opco Mortgagors (as defined in the Credit Agreement), the Pledgors (as defined in the Credit Agreement) party hereto and New Borrower (as defined below).

Recitals:

WHEREAS, reference is made to that certain Amended and Restated Credit Agreement dated as of May 10, 2021 (the “Amended and Restated Credit Agreement”), as amended by that certain Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement dated as of May 20, 2021 (the “First Amendment”), that certain Second Amendment to Amended and Restated Credit Agreement, Waiver and Consent dated as of September 23, 2021 (the “Second Amendment”), and that certain Third Amendment to Amended and Restated Credit Agreement, Second Amendment to Amended and Restated Security Agreement and First Amendment to Canadian Security Agreement dated as of October 20, 2021 (the “Third Amendment”); the Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, the “Existing Credit Agreement”), and this Amendment (the Existing Credit Agreement, as amended by this Amendment, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), among the Borrower, the other Credit Parties from time to time party thereto, the Lenders from time to time party thereto and the Agents; and

WHEREAS, the Credit Parties have requested that the Agents and the Lenders agree to amend certain provisions of the Existing Credit Agreement, and, subject to the terms and conditions of this Amendment, the Agents and the Lenders, including, without limitation, each of the New Lenders, have agreed to such request;

WHEREAS, in connection with the foregoing, each of Chicago Atlantic Credit Opportunities, LLC (“CACO”) and Flower Loan Holdco, LLC (“Flower”; together with CACO, collectively, the “New Lenders” and each, a “New Lender”) has agreed to join the Credit Agreement as a Lender; and

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, (a) the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Annex A attached hereto and (b) Schedules 1.01 and 8.15 to the Existing Credit Agreement are hereby amended and restated as set forth in Annex A attached hereto. For the avoidance of doubt, all other Schedules, and all Exhibits, to the Existing Credit Agreement shall not be modified or otherwise affected by this Amendment.

2. Joinder of Mother Know’s Best, LLC as Borrower. Mother Know’s Best, LLC, an Ohio limited liability company (“New Borrower”), is a wholly-owned Subsidiary of Verano US. New Borrower is hereby joined in, and hereby agrees that it is and for all purposes after the date hereof shall be a party to, the Credit Agreement and each of the other Credit Documents as one of the Persons comprising Borrower as if it were an original signatory to the Credit Agreement. In furtherance and without limitation of the preceding sentence, New Borrower acknowledges and agrees that it is jointly and severable liable with the other Persons comprising Borrower for all of the Indebtedness and other Obligations of Borrower under the Credit Documents. The term “Borrower” and “Persons comprising Borrower” as used in the Credit Agreement and the other Credit Documents shall be deemed to include New Borrower.

3. Joinder of the New Lenders. On the date hereof, each of the New Lenders hereby joins the Credit Agreement as a Lender and shall have the rights and obligations of a Lender under the Credit Documents. Each of the New Lenders (a) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered to the Lenders pursuant to Sections 8.01(a) and 8.01(b) of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement, (b) agrees that it will, independently and without reliance upon either Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (c) appoints and authorizes each Agent to take such action as such Agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, (e) confirms it has provided its lending office and address for notices to the Agents and (f) agrees that it has an Incremental Advance Commitment in the amount set forth opposite such New Lender’s name on Schedule 1.01 attached as part of Annex A attached hereto. Nothing contained herein shall constitute a novation of any Obligation.

4. Representations, Warranties and Acknowledgments of the Credit Parties, New Borrower, the Opco Mortgagors and the Pledgors.

(a) Representations and Warranties of the Credit Parties and New Borrower. In order to induce the Lenders and the Agents to enter into this Amendment and to induce the Lenders to make the Loans under the Credit Agreement, each of Credit Parties and New Borrower hereby represents and warrants to the Lenders and the Agents on and as of the date hereof that:

(i) Such Person (A) is a duly organized or formed and validly existing limited liability company or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (B) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it does business or owns assets, except, in the case of this clause (B), where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

(ii) Such Person has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the other Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party. Such Person has duly executed and delivered this Amendment and the other Credit Documents to which it is a party and such Credit Documents constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, examinership, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

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(iii) None of (A) the execution, delivery and performance by such Person of this Amendment or the other Credit Documents to which it is a party and compliance with the terms and provisions thereof or (B) the consummation of the Transactions or the other Credit Documents will (1) contravene any applicable provision of any material Applicable Law of any Governmental Authority, other than U.S. Federal Cannabis Laws, (2) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Person (other than Liens created under the Credit Documents) pursuant to, (I) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (II) any other Material Contract, in the case of any of clauses (I) and (II) to which such Person is a party or by which it or any of its property or assets is bound or (3) violate any provision of the Organization Documents or Permit of such Person, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (2), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect.

(iv) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person, and no consent or approval under any contract or instrument (other than those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect) is required for the consummation of the Transactions or the due execution, delivery or performance by such Person of this Amendment or any other Credit Document to which it is a party, or for the due execution, delivery or performance of this Amendment or the other Credit Documents, in each case by any of the Credit Parties party thereto or, as applicable, New Borrower. There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Credit Documents, the consummation of the Transactions, the making of the Loans or the performance by the Credit Parties or New Borrower of their Obligations under this Amendment and the other Credit Documents.

(v) The representations and warranties of such Person set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

(vi) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(b) Representations and Warranties of the Opco Mortgagors and the Pledgors. In order to induce the Lenders and the Agents to enter into this Amendment and to induce the Lenders to make the Loans under the Credit Agreement, each Opco Mortgagor and Pledgor hereby represents and warrants to the Lenders and the Agents on and as of the date hereof that:

(i) Such Person has duly executed and delivered this Amendment and the other Credit Documents to which it is a party and such Credit Documents constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, examinership, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

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(ii) None of (A) the execution, delivery and performance by such Person of this Amendment or the other Credit Documents to which it is a party and compliance with the terms and provisions thereof or (B) the consummation of the Transactions or the other Credit Documents will (1) contravene any applicable provision of any material Applicable Law of any Governmental Authority, other than U.S. Federal Cannabis Laws, or (2) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Person (other than Liens created under the Credit Documents) pursuant to, (I) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (II) any other Material Contract, in the case of any of clauses (I) and (II) to which such Person is a party or by which it or any of its property or assets is bound, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (2), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect.

(iii) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person, and no consent or approval under any contract or instrument (other than those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect) is required for the consummation of the Transactions or the due execution, delivery or performance by such Person of this Amendment or any other Credit Document to which it is a party, or for the due execution, delivery or performance of this Amendment or the other Credit Documents, in each case by such Person. There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Credit Documents, the consummation of the Transactions, the making of the Loans or the performance by such Person of its Obligations under this Amendment and the other Credit Documents.

(iv) With respect to each Pledgor, the representations and warranties of such Pledgor set forth in the Individual Pledge Agreement and in any other Credit Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

(v) With respect to each Opco Mortgagor, the representations and warranties of such Opco Mortgagor set forth in the Opco Mortgagor Guaranty Agreement and in any other Credit Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

5. Reaffirmation of Obligations. Each of the Credit Parties, Opco Mortgagors and the Pledgors hereby (a) reaffirms and confirms (i) the execution and delivery of, and all of its obligations under, the Credit Documents to which it is a party, including, without limitation, the Credit Agreement, the Individual Pledge Agreement, the Opco Mortgagor Guaranty Agreement and the Opco Mortgagor Mortgage, and agrees that this Amendment does not operate to reduce or discharge any Credit Party’s, any Opco Mortgagor’s or any Pledgor’s obligations under such Credit Documents or constitute a novation of any indebtedness or other obligations under any Credit Documents, and (ii) its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Credit Documents to which it is a party, (b) agrees that (i) each Credit Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, and (c) reaffirms and confirms the continuing security interests in its respective assets granted in favor of the Collateral Agent pursuant to each of the Security Documents. Each of the Credit Parties, the Opco Mortgagors and the Pledgors hereby acknowledges and consents to the transactions contemplated by, and the execution and delivery of, this Amendment and the other Credit Documents.

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6. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date of this Amendment when, and only when, the Administrative Agent shall have received the following, in form and substance satisfactory to Administrative Agent:

(a) counterparts of this Amendment, duly executed by an Authorized Officer of each Credit Party, New Borrower, each Opco Mortgagor, each Pledgor, Administrative Agent and the Lenders, including, without limitation, the New Lenders;

(b) amended and restated Notes reflecting the Incremental Advance Loans and the addition of New Borrower, duly executed by an Authorized Officer of each of New Borrower as a Person comprising Borrower and the other Persons comprising Borrower;

(c) an Assumption Agreement (as described in the Security Agreement), duly executed by an Authorized Officer of New Borrower;

(d) an Opco Mortgagor Guaranty Agreement, duly executed by 7221 Jessup, LLC, a Maryland limited liability company;

(e) except as otherwise provided on Schedule 8.15 of the Credit Agreement, (i) Mortgages, or amendments thereof, with respect to the owned Real Property of a Credit Party that constitutes Collateral listed on Schedule 7.15(a) of the Credit Agreement and the Real Property owned by Opco Mortgagors, duly executed by Credit Party or Opco Mortgagor party thereto and, for the avoidance of doubt, securing all obligations under the Credit Agreement, as amended by this Amendment, and (ii) evidence that a counterpart of each such Mortgage or amendment thereof has been recorded, or that arrangements for recording reasonably satisfactory to Administrative Agent have been made, in the place necessary, in the Collateral Agent’s reasonable judgment, to create a valid and enforceable first priority Lien in favor of the Collateral Agent for the benefit of itself, the Lenders and the other Secured Parties;

(f) executed legal opinions of Dentons US LLP, counsel to the Credit Parties, New Borrower and Opco Mortgagors and Dentons Canada LLP, Canadian counsel to the Credit Parties, which opinions shall be addressed to the Agents and the Secured Parties and shall be in form and substance reasonably satisfactory to the Administrative Agent;

(g) a certificate for each Credit Party, New Borrower and each Opco Mortgagor, duly executed and delivered by an Authorized Officer of each such Person, as to: (i) resolutions of each such Person’s board of managers or directors (or other managing body, in the case of a Person that is not a corporation) then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of the Credit Documents applicable to such Person and the execution, delivery and performance of each Credit Document, in each case, to be executed by such Person; (ii) the incumbency and signatures of its Authorized Officers and any other of its officers, directors, members, trustees, managers, managing member or general partner, as applicable, authorized to act with respect to each Credit Document to be executed by such Person; and (iii) each such Person’s Organization Documents, as amended, modified or supplemented as of the date hereof, certified by the appropriate officer or official body of the jurisdiction of organization of such Person, or, for each of clauses (i), (ii) and (iii) above, a confirmation that such documents have not changed since the most recent certification to Administrative Agent;

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(h) the results of a search of the UCC and PPSA filings (or equivalent filings), in addition to tax Lien and judgment Lien searches made with respect to each Credit Party and New Borrower, together with copies of the financing statements and other filings (or similar documents) disclosed by such searches, and accompanied by evidence reasonably satisfactory to the Collateral Agent that the Liens indicated in any such financing statement and other filings (or similar document) are Permitted Liens or have been released or will be released substantially simultaneously with the making of the Loans under the Credit Agreement;

(i) a duly executed funds disbursement agreement, together with a report setting forth the sources and uses of the proceeds hereof; and

(j) such other documents to be executed by the Credit Parties, the Opco Mortgagors and New Borrower as may be reasonably requested by the Administrative Agent.

7. Incorporation by Reference. Sections 12.05, 12.13 and 12.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if such Sections were set forth in full herein.

8. Miscellaneous.

(a) Amendment, Modification and Waiver. This Amendment may not be amended and no provision hereof may be waived except pursuant to a writing signed by each of the parties hereto.

(b) Governing Law. This Amendment and any claims controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of Illinois, without reference to conflicts of law provisions which would result in the application of the laws of any other jurisdiction.

(c) Severability. Any term or provision of this Amendment that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

(d) Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement (as amended hereby) and the other Credit Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 6 hereof, this Amendment shall become effective when it shall have been executed by Agent and when Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(e) Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(f) Reference to and Effect on the Credit Agreement and the Other Credit Documents. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or Lender under, the Credit Agreement or any of the other Credit Documents. This Amendment shall be deemed to be a Credit Document as defined in the Credit Agreement.

9. Construction. This Amendment has been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Amendment, nor any alleged ambiguity herein, shall be interpreted or resolved against any party on the grounds that such party or its counsel drafted this Amendment, or based on any other rule of strict construction. Each of the parties represents that such party has carefully read this Amendment and that such party knows the contents hereof and has signed the same freely and voluntarily.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered effective as of the date hereof.

CREDIT PARTIES:

VERANO HOLDINGS CORP.

By:	/s/ “George Archos”
Name:	George P. Archos
Title:	Chief Executive Officer

130 MONROEVILLE, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

16 MAGOTHY BEACH ROAD, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

2000-2015 W. 3RD STREET, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

270 CRANBERRY, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

5409 S. POWER ROAD, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

799 WASHINGTON, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

A&T SPV II LLC

By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

AGRONOMY HOLDINGS, LLC

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

AGRONOMY INNOVATIONS LLC

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

ALBION MM, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

ALTERNATIVE MEDICAL ENTERPRISES LLC

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

ALTMED, LLC

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

ATARAXIA, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

BRANCHBURG RTE. 22, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

CAVE CREEK RE LLC

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

VERANO HOLDINGS USA CORP.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

FOUR DAUGHTERS COMPASSIONATE CARE INC.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Director

GLASS CITY ALTERNATIVES, LLC

By:	its Manager, VHGCA Holdings, LLC
By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

NSE PENNSYLVANIA LLC

By:	its Manager, Verano NSE Holdings, LLC
By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

NUTRAE, LLC

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

NUUVN HOLDINGS, LLC

By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

OHIO NATURAL TREATMENT SOLUTIONS, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

PLANTS OF RUSKIN GPS, LLC

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

PLANTS OF RUSKIN, LLC

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

RVC 360, LLC

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

SGI 1 LLC

By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

VERANO ARIZONA II, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

VERANO ARIZONA, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

VERANO ARLINGTON, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

VERANO EL DORADO, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

VERANO FOUR DAUGHTERS HOLDINGS, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

VERANO HOLDINGS, LLC

By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

VERANO IP, LLC

By:	its sole member, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

VERANO MICHIGAN, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

VERANO NJ HOLDINGS, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

VERANO NSE HOLDINGS, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

VERANO TECHNOLOGIES, LLC

By:	its sole member, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

VERANO THC HOLDINGS, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

VHGCA HOLDINGS, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

VHGRX HOLDINGS, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

VZL STAFFING SERVICES, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

ZEN LEAF RETAIL, LLC

By:	its sole member, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

ZEN LEAF TECHNOLOGIES, LLC

By:	its sole member, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

ZENNORTH, LLC

By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

ZNN HOLDINGS, LLC

By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

4444 W. CRAIG ROAD, LLC

By:	its Manager, Lone Mountain Partners, LLC

By:	/s/ “George Archos”
Name:	George Archos
Title:	Authorized Person

CHICAGO NATURAL TREATMENT SOLUTIONS, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

GLD HOLDINGS, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

HEALTHWAY SERVICES OF WEST ILLINOIS, LLC

By:	its Manager, Union Management Group, LLC
By:	its Manager, Copperstone Trust

By:	/s/ “George Archos”
Name:	George Archos
Title:	Trustee

MDCULT, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

NATURAL TREATMENT SOLUTIONS, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

REDFISH HOLDINGS, INC.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Authorized Person

REDMED, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

SAINT CHICAGO, LLC

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

VERANO EVANSTON, LLC

By:	its Manager, Verano Illinois, LLC
By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

VERANO HIGHLAND PARK, LLC

By:	its Manager, Verano Illinois, LLC
By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

VERANO ILLINOIS, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

VHMD PROCESSOR, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

WEST CAPITAL LLC

By:	its Manager, Union Management Group, LLC
By:	its Manager, Copperstone Trust

By:	/s/ “George Archos”
Name:	George Archos
Title:	Trustee

MOTHER GROWS BEST, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

NEW BORROWER:

MOTHER KNOW’S BEST, LLC

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

PLEDGORS:

/s/ “George Archos”
GEORGE P. ARCHOS

/s/ “Maria Archos”
MARIA ARCHOS

/s/ “Samuel Dorf”
SAMUEL B. DORF

Fourth Amendment to Amended and Restated Credit Agreement

ON BEHALF OF THE ESTATE OF MARLA A. DORF

By:	/s/ “George Archos”
Name:	Samuel B. Dorf
Title:	Authorized Representative

OPCO MORTGAGORS:

2900 LONE MOUNTAIN, LLC

By:	its sole member, Nevada Natural Treatment Solutions, LLC

By:	/s/ “George Archos”
Name:	George Archos
Title:	Member

CHIVEGAS REAL ESTATE, LLC

By:	its sole member, Nevada Natural Treatment Solutions, LLC

By:	/s/ “George Archos”
Name:	George Archos
Title:	Member

BUCHANAN DEVELOPMENT LLC

By:	its Manager, Verano M12, LLC

By:	/s/ “Samuel Dorf”
Name:	Samuel Dorf
Title:	Manager

Fourth Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

CHICAGO ATLANTIC ADMIN, LLC

By:	/s/ “John Mazarakis”
Name:	John Mazarakis
Title:	Authorized Person

Fourth Amendment to Amended and Restated Credit Agreement

LENDERS:

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

By:	/s/ “John Mazarakis”
Name:	John Mazarakis
Title:	Authorized Person

Fourth Amendment to Amended and Restated Credit Agreement

CHICAGO ATLANTIC CREDIT COMPANY, LLC

By:	/s/ “John Mazarakis”
Name:	John Mazarakis
Title:	Authorized Person

Fourth Amendment to Amended and Restated Credit Agreement

BLACK MAPLE CAPITAL PARTNERS LP

By:
Name:
Title:

Fourth Amendment to Amended and Restated Credit Agreement

FMV VH, LLC

By:
Name:
Title:

Fourth Amendment to Amended and Restated Credit Agreement

BLACKNER STONE FAMILY TRUST

By:
Name:
Title:

Fourth Amendment to Amended and Restated Credit Agreement

LAGO INNOVATION FUND LLC

By:
Name:
Title:

Fourth Amendment to Amended and Restated Credit Agreement

JGB (CAYMAN) LAKENVELDER LTD.

By:
Name:
Title:

Fourth Amendment to Amended and Restated Credit Agreement

PROVIDENT TRUST GROUP, LLC FBO BLACKNER STONE AND ASSOCIATES DEFINED BENEFIT PLAN

By:
Name:
Title:

Fourth Amendment to Amended and Restated Credit Agreement

CACTUS CAT LLC

By:
Name:
Title:

Fourth Amendment to Amended and Restated Credit Agreement

LAGO INNOVATION FUND II, LLC

By:
Name:
Title:

Fourth Amendment to Amended and Restated Credit Agreement

AFC GAMMA, INC.

By:
Name:
Title:

Fourth Amendment to Amended and Restated Credit Agreement

INTREPID INCOME FUND

By:
Name:
Title:

Fourth Amendment to Amended and Restated Credit Agreement

INTREPID CAPITAL FUND

By:
Name:
Title:

Fourth Amendment to Amended and Restated Credit Agreement

CHICAGO ATLANTIC CREDIT OPPORTUNITIES, LLC

By:	/s/ “John Mazarakis”
Name:	John Mazarakis
Title:	Authorized Person

Fourth Amendment to Amended and Restated Credit Agreement

FLOWER LOAN HOLDCO, LLC

By:
Name:
Title:

Fourth Amendment to Amended and Restated Credit Agreement